Exhibit 99.2

Presentation Detection-Led Defense Technology BiomX Inc. NYSE American: PHGE June 2026

Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding BiomX's business strategy and its expansion into the defense, security, and critical infrastructure markets; the expected benefits and integration of the DFSL and Zorronet acquisitions and of other current or future subsidiaries; business development and commercial opportunities across the Company's portfolio; the Company's pipeline, market opportunities, and any estimates, projections, or illustrative figures; the Company's ability to raise additional capital; the Company's compliance plan and its ability to regain and maintain compliance with NYSE American continued listing standards; and the Company's future operations and results.   Forward-looking statements can be identified by words such as "believe," "expect," "intend," "plan," "anticipate," "estimate," "project," "target," "will," "may," "could," "would," "should," "positioned," "potential," and similar expressions. They are neither historical facts nor guarantees of future performance, and are based only on management's current expectations and assumptions. Because they relate to the future, they are subject to risks and uncertainties, many of which are outside the Company's control, and actual results may differ materially.   Important factors that could cause actual results to differ include risks related to the Company's strategic transition and limited operating history in defense and security; the integration and performance of acquired businesses; customer concentration, including the Company's reliance on a limited number of key relationships such as Elbit Systems and Rafael Advanced Defense Systems; the need for additional financing and the going-concern qualification in the Company's financial statements; the Company's ability to regain compliance with NYSE American listing standards within the plan period and the risk of delisting; Israeli defense export control laws and required approvals; Israel Innovation Authority restrictions applicable to DFSL's technology; geopolitical and security conditions in Israel and the region; supply chain dynamics; competition; and the other risks described in the Company's filings with the U.S. Securities and Exchange Commission (the "SEC").   Investors should review the Company's filings with the SEC, including its most recent Annual Report on Form 10-K and its Current Reports on Form 8-K, for a complete description of these and other risk factors. Forward-looking statements are made as of the date of this presentation, and except as required by law, the Company undertakes no obligation to update them.   This presentation is for informational purposes only and does not constitute an offer to sell, or the solicitation of an offer to buy, any securities. It also includes industry and market data from third-party sources that the Company has not independently verified and that involve assumptions and estimates subject to change.

BiomX Inc. NYSE American: PHGE, June 2026 A Defense Company Built Around Deployed Systems Following its exit from legacy clinical-stage biotechnology activities, BiomX has repositioned itself to capitalize on the growing need for advanced threat detection technologies as UAVs and autonomous systems become increasingly central to defense and homeland security operations Real deployments Technologies currently deployed across defense, security, transportation, and critical infrastructure use cases High status customers Relationships and active engagements with major Israeli and international defense OEMs and security organizations Focused architecture A clear operating chain: detection, analysis, and coordinated response Response Detection Analysis

BiomX Inc. NYSE American: PHGE, June 2026 Drones reshaped the battlefield. Detection and response is now a budget line Security organizations are facing a new threat landscape UAV proliferation Detect, track, and respond to unauthorized UAVs near bases and venues Infrastructure protection Higher priority across transportation, energy, venues, and sensitive sites Real-time awareness Increased need to connect cameras, sensors, UAVs, and systems First-response pressure Aerial firefighting and autonomous emergency response for natural disasters AI-enabled decisions Autonomous threat detection and video analytics across sensor networks BiomX is building its portfolio around this shift

BiomX Inc. NYSE American: PHGE, June 2026 BiomX's Model: Acquire Focused Technologies and Build Around Modern Security Needs Large defense primes have scale. Smaller specialized companies can often move faster around emerging security gaps Autonomy, control, detection, command- and-control, and response Assets that strengthen BiomX's Detection → Analysis → Response architecture Defense, security, and first-response technologies Companies that can benefit from public-company infrastructure and operating discipline Qualified defense and security companies with real customers, deployments, and government or military relevance BiomX combines agility and disciplined portfolio building to address today's evolving security challenges faster than major OEMs

BiomX Inc. NYSE American: PHGE, June 2026 How BiomX Selects Acquisition Targets  Portfolio company High-consequence use case Focused on security, infrastructure, and public safety needs D Fits BiomX architecture The technology dovetails with the rest of BiomX's portfolio C Defense / security relevance Technologies aligned with defense and national security priorities  B Field-proven / deployed Qualified systems already tested through real customer deployments A

BiomX Inc. NYSE American: PHGE, June 2026 BiomX's Portfolio: An Operations Chain Detection Identify, track, and verify physical threats across facilities, high traffic areas, and national borders Analysis Transform data into real- time intelligence, for better situational awareness Response Enable faster and more effective action to mitigate physical threats

BiomX Inc. NYSE American: PHGE, June 2026 Zorronet: AI-Based Autonomous C5ISR Platform Zorronet develops an Autonomous Operations Platform that serves as an intelligent AI layer above existing defense, security, and critical-infrastructure systems. The platform addresses the growing information overload and manpower shortages facing modern security operations by fusing data, understanding operational context, prioritizing events by risk and impact, and coordinating responses in real time. Zorronet is 100% owned by BiomX. Fuses data from cameras, sensors, C2 platforms, and other inputs into a unified operational picture Cross-checks AI models to validate events, reduce false alerts, identify what matters, and support faster decision-making Prioritizes events by risk, urgency, and location while triggering autonomous task assignment and responses Learns in real time improve responses, with support for cloud, hybrid, and on-premise deployments Idan Wasserman, CEO Idan Wasserman brings decades of expertise in AI, defense, surveillance, and military operations

BiomX Inc. NYSE American: PHGE, June 2026 From Information Overload to Autonomous Operations Existing Systems Coordinated Operational Response Zorronet Autonomous C5ISR Platform The platform analyzes incoming data against embedded intelligence, learned field knowledge, predefined rules, and real-time context to determine what is happening, urgency level, and required action Cameras Analytics Engines Commanders Operators Sensors C2 Systems Field teams Mobile Units

BiomX Inc. NYSE American: PHGE, June 2026 DFSL Dr. Frucht Systems Ltd DFSL: High-Precision LADAR Detection DFSL is the physical detection layer. Founded in 1995, DFSL has developed proprietary LADAR (LAser Detection And Ranging) sensing systems for defense, security, and critical infrastructure applications for over three decades. Developed with support from the Israel Innovation Authority, the technology has been deployed in applications including UAV detection, border protection, perimeter security, and wide-area surveillance, providing reliable detection at distances of up to 300 meters. Unlike conventional LiDAR, DFSL's LADAR technology combines laser sensing with radar-style tracking and classification. Paired with proprietary AI algorithms, it detects, tracks, classifies, and identifies aerial and ground intruders in real time while delivering significantly lower false- alarm rates than traditional detection methods. BiomX holds a 60% stake in DFSL. Dr. Yaacov Frucht, CEO Dr. Frucht founded DFSL in 1995 and has led the development of its proprietary LADAR technology for more than three decades. He previously served as a senior research leader at Rafael Advanced Defense Systems

BiomX Inc. NYSE American: PHGE, June 2026 DFSL Dr. Frucht Systems Ltd How LADAR Works Laser sensing. Radar-style tracking. Intelligent threat identification. STEP 1 STEP 2 Laser Detection Continuous laser sensing monitors protected areas Object Tracking Moving objects are tracked by location, speed, and direction STEP 4 STEP 3 Actionable Alert Relevant threats are prioritized and sent to operators Threat Classification AI algorithms classify objects and filter out clutter

BiomX Inc. NYSE American: PHGE , June 2026 DFSL Dr. Frucht Systems Ltd Field-Tested Across Transportation, Defense, and Critical Infrastructure DFSL's technology has been deployed and validated across real-world security use cases Why Customers Trust DFSL Detection Certainty Distinguishes real threats from noise Low False Alarms Filters vegetation, weather, and non-threat activity All-Weather Operation Works in rain, dust, and poor visibility Minimal Infrastructure Reduces cameras, cabling, and failure points Panoramic Coverage 360° surveillance from a single sensor

BiomX Inc. NYSE American: PHGE , June 2026 DFSL Dr. Frucht Systems Ltd Layered Security Coverage From perimeter protection to low airspace detection, DFSL's LADAR systems secure multiple layers of modern security infrastructure through a unified detection architecture AEGIS Family Perimeter Line Protection PANOPTES Family Wide-Area Territorial Coverage C-UAS Family Low Airspace Detection Passive LADAR-based drone detection designed to identify and track low- altitude UAV threats without relying on RF or GPS signals. Linear LADAR designed for continuous perimeter security across borders, sensitive facilities, transportation infrastructure, and restricted areas 360° panoramic surveillance systems designed to monitor large areas, approach zones, and high-value assets with real-time detection and tracking.

BiomX Inc. NYSE American: PHGE , June 2026 Building a More Connected Defense Architecture BiomX is building the foundation for greater coordination across detection, intelligence, and response technologies Today Independent subsidiaries Unique products and customers Distinct offerings and commercial paths Next Shared customer and deployment opportunities Greater coordination across detection and command layers Selective integration where it improves response speed and decision-making BiomX's near-term focus is commercial coordination today while laying the groundwork for deeper integration

BiomX Inc. NYSE American: PHGE , June 2026 Turning Assets Into a Disciplined Structure BiomX's near-term priority is to professionalize the post-pivot structure and convert acquired technologies into a coordinated portfolio Finance Integrate reporting, controls, and processes BD Coordinate business development across subsidiaries Operations Build clearer commercial pipeline discipline Operating discipline is the foundation behind our acquisition strategy Portfolio Support subsidiaries and preserve customer relationships M&A Identify qualified companies that fit the architecture

BiomX Inc. NYSE American: PHGE , June 2026 Leadership Aligned Around M&A, Defense, Security and Execution Since completing its transition, BiomX has assembled a team that includes former senior leaders from the Mossad, Elbit Systems, the IDF, and publicly traded companies, with many team members electing to receive a portion of their compensation in equity, aligning their interests with the Company's long-term success. Michael Oster Chief Executive Officer David Rokach Chief Financial Officer Roy Timor-Rousso Chief Business Officer Prof. Gabby Sarusi Advisory Board Dr. Ehud Levi Advisory Board Leading BiomX's defense strategy, acquisitions, and portfolio development Overseeing finance, governance, and capital allocation across the group Former IDF Colonel (Res.) bringing operational leadership and defense- sector growth expertise Former Elbit VP. Ben-Gurion University professor specializing in advanced sensing and quantum technologies Former Deputy Head of the Mossad advising on intelligence, security, and counter-UAS strategy

BiomX Inc. NYSE American: PHGE , June 2026 Near-Term Milestones to Track BiomX's next phase is focused on execution, coordination, and commercial progress. 7 Investor Discipline Improve communication, reporting, and execution clarity 1 Portfolio Integration DFSL, Zorronet, and other future acquisitions 3 Zorronet Expansion Customers, deployments, and mobile C2 use cases 5 Acquisition Pipeline Evaluate opportunities that strengthen BiomX's portfolio 2 Joint BD Path Coordinate portfolio company opportunities 4 DFSL Pipeline Convert validation and product families into broader customer activity 6 Portfolio Scale Build the foundation for growth across current and future portfolio companies 6-12 month execution focus *

BiomX Inc. NYSE American: PHGE , June 2026 Markets Addressed by BiomX's Portfolio BiomX's portfolio sits across several high-priority defense, security, and infrastructure markets. AI Command-and-Control Zorronet event validation, routing, and coordination. Market expected to reach $44.74 billion by 2029 https://www.marketsandmarkets.com/Market-Reports/command-control-system- market-144844194.html?utm_source=prnewswire&utm_medium=referral&utm_campaign=paidpr Counter-UAS DFSL LADAR detection of UAV threats. Market expected to reach $14.51 billion by 2030 https://www.marketsandmarkets.com/PressReleases/anti-drone.asp Perimeter and Border Security DFSL virtual fencing and 360° detection. Market expected to reach $130.18 billion by 2031 https://www.marketsandmarkets.com/PressReleases/perimeter-security.asp $14.51 B $130.18 B $44.74 B $4.48 B $93.34 B $34.61 B 2025 2030 2025 2031 2025 2029 1/2

BiomX Inc. NYSE American: PHGE , June 2026 Video Analytics and Surveillance Zorronet AI-powered monitoring layer. Market expected to reach $37.84 billion by 2030 https://www.grandviewresearch.com/industry-analysis/video-analytics-market $37.84 B $12.71 B 2025 2030 Critical Infrastructure Protection Rail, transportation, industrial, energy, and sensitive sites. Market expected to reach $197.3 billion by 2030 https://www.marketsandmarkets.com/Market-Reports/critical-infrastructure- protection-cip-market-988.html $197.3 B $153.93 B 2025 2030 First-Response Technologies Emergency response system market expected to reach $3.3 billion by 2028 https://www.marketsandmarkets.com/ResearchInsight/size-and-share-of-next- generation-emergency-response-system-market.asp $3.3 B $2.4 B 2023 2028 2/2

Appendix

BiomX Inc. NYSE American: PHGE , June 2026

BiomX

Selected Deployment and Customer References

BiomX's post-pivot assets have existing deployment and customer validation across defense, security, transportation, and infrastructure use cases.

ZORRONET

- Three IDF base control rooms
- Dedicated control room at Kibbutz Metzer
- ~3,200 connected devices in robotic monitoring center
- Autonomous monitoring center at Adirim Security Center
- Active projects with Elbit Systems
- Approximately three classified Rafael projects
- Distribution relationships in U.S., Mexico, Israel, and UAE
- Successfully completed Israel Railways pilot

DFSL
Dr. Frucht Systems Ltd

- Deployed in pilot and operational settings in Israel, and validated through U.S. and European border-security and critical-infrastructure programs.
- Applications across transportation, defense-related, critical infrastructure, and security-sensitive settings

BiomX Inc. NYSE American: PHGE , June 2026 Zorronet: AI-Powered Operational Layer Zorronet connects existing systems into an AI-enabled command-and-control layer for real-time security operations. Inputs AI / Software Functions Cameras Threat detection Sensors Object recognition UAVs / drones Perimeter intrusion identification Alarm networks Anomaly detection Analytics systems Event analysis Robotic assets Alert routing Existing infrastructure Response activation and recommended courses of action Mobile app extends command-and-control from the control room to field teams with role-specific alerts, context, instructions, and coordination

BiomX Inc. NYSE American: PHGE , June 2026 DFSL Dr. Frucht Systems Ltd DFSL: LADAR-Based Detection Systems DFSL develops proprietary LADAR-based systems for detection, tracking, and classification of aerial and ground threats TECHNOLOGY Laser-based sensing Proprietary AI algorithms UAV and ground-intruder detection Designed to reduce false positives compared with certain conventional detection methods Detection, tracking, and classification Reported detection accuracy of up to approximately 99% PRODUCT FAMILIES PRIMARY USE CASES Counter-UAS 360° surveillance Virtual fencing Rail & metro safety Critical infrastructure protection Perimeter & border security AEGIS PANOPTES C-UAS

Thank you Michael Oster, CEO Email: michaelo@biomx.com